Morgan Stanley Insured Municipal Trust
LETTER TO THE SHAREHOLDERS - APRIL 30, 2002

Dear Shareholder:

During the six-month period ended April 30, 2002, the U.S. economy began to recover from recession and the aftermath of September 11. Consumer spending and rebuilding of business inventories led an economic rebound in the first quarter of 2002. In spite of April's six percent unemployment rate, the relatively mild recession, which began in March 2001, is widely regarded as having ended.

The economic turnaround was fueled by monetary and fiscal policies, which sought to stimulate growth. The Federal Reserve Board's aggressive monetary policy cut the benchmark federal funds rate by 475 basis points in 2001 to its current level of 1.75 percent. Congress provided fiscal stimulus by passing reductions in personal tax rates as well as a number of spending initiatives after the September attacks.

The Fed's actions and the Treasury Department's cessation of the 30-year bond auction led to a bond-market rally that dropped long-term interest rates to 40-year lows at the end of October. Within the fixed-income market, yields on short maturities declined the most and the yield curve steepened. In November and December, as the economy improved, the bond market reversed course and yields increased. Demand for fixed-income investments revived in 2002, because of stock-market volatility and Federal Reserve Chairman Alan Greenspan's comments that the Fed would take a go-slow approach to tightening monetary policy.

Municipal Market Conditions

The yield on the 30-year insured municipal bond index, which reached a low of
5.04 percent in October 2001, increased to 5.45 percent in March. As the Fed's outlook shifted to neutral, the index yield declined to 5.30 percent in April. Throughout the period, the slope of the municipal yield curve remained positive. The yield pick up for extending maturities from one to 30 years was 335 basis points versus 240 basis points last April.

The ratio of municipal yields as a percentage of U.S. Treasury yields is used as a gauge of the relative value of municipals. A declining yield ratio indicates stronger relative performance by municipals. The ratio of 30-year municipal bond yields to 30-year Treasuries jumped to 104 percent in October 2001. By the end of April the ratio had returned to 94 percent. In the 10-year-maturity range, the ratio declined from 95 percent in October to 85 percent in April.

New-issue volume increased 43 percent, to $286 billion, during 2001. State and local government infrastructure and cash flow needs have contributed to the surge in underwriting activity.

Morgan Stanley Insured Municipal Trust
LETTER TO THE SHAREHOLDERS - APRIL 30, 2002 continued

Refunding issues, the most interest-rate-sensitive category of underwriting, represented almost one-quarter of the total. California, Florida, New York and Texas, the four states with the heaviest issuance, accounted for 33 percent of national volume. New-issue volume for the first four months of 2002 reached $87 billion.
                                   [LINE AND BAR GRAPHS]

                            30-YEAR BOND YIELDS 1997-2002

                                                                 INSURED
                                                                MUNICIPAL
                                                                YIELDS/U.S.
             INSURED                 U.S. TREASURY            TREASURY YIELDS
         MUNICIPAL YIELDS               YIELDS                   (RATIO)
1997          5.60%                     6.63%                     84.46%
              5.70                      6.79                      83.95
              5.65                      6.80                      83.09
              5.90                      7.10                      83.10
              5.75                      6.94                      82.85
              5.65                      6.91                      81.77
              5.60                      6.78                      82.60
              5.25                      6.29                      83.47
              5.48                      6.61                      82.90
              5.40                      6.40                      84.38
              5.35                      6.15                      86.99
              5.30                      6.05                      87.60
1998          5.15                      5.92                      86.99
              5.15                      5.80                      88.79
              5.20                      5.92                      87.84
              5.25                      5.93                      88.53
              5.35                      5.95                      89.92
              5.20                      5.80                      89.66
              5.20                      5.65                      92.04
              5.18                      5.71                      90.72
              5.03                      5.27                      95.45
              4.95                      5.00                      99.00
              5.05                      5.16                      97.87
              5.00                      5.06                      98.81
1999          5.05                      5.10                      99.02
              5.00                      5.09                      98.23
              5.10                      5.58                      91.40
              5.15                      5.63                      91.47
              5.20                      5.66                      91.87
              5.30                      5.83                      90.91
              5.47                      5.96                      91.78
              5.55                      6.10                      90.98
              5.75                      6.06                      94.88
              5.85                      6.05                      96.69
              6.03                      6.16                      97.89
              6.00                      6.29                      95.39
2000          5.97                      6.48                      92.13
              6.18                      6.49                      95.22
              6.04                      6.14                      98.37
              5.82                      5.83                      99.83
              5.91                      5.96                      99.16
              5.91                      6.01                      98.34
              5.84                      5.90                      98.98
              5.73                      5.78                      99.13
              5.62                      5.67                      99.12
              5.74                      5.89                      97.45
              5.65                      5.79                      97.58
              5.55                      5.61                      98.93
2001          5.27                      5.46                      96.52
              5.30                      5.50                      96.36
              5.27                      5.31                      99.25
              5.26                      5.44                      96.69
              5.45                      5.79                      94.13
              5.40                      5.75                      93.91
              5.35                      5.76                      92.88
              5.16                      5.52                      93.48
              5.07                      5.37                      94.41
              5.20                      5.42                      95.94
              5.04                      4.87                     103.49
              5.17                      5.29                      97.73
2002          5.36                      5.47                      97.99
              5.22                      5.43                      96.13
              5.14                      5.42                      94.83
              5.43                      5.80                      93.62
              5.30                      5.59                      94.81

Source: Municipal Market Data - A Division of Thomson Financial Municipal Group and Bloomberg L.P.

Performance

During the six-month period ended April 30, 2002, the net asset value (NAV) of Morgan Stanley Insured Municipal Trust (IMT) decreased from $15.74 to $14.96 per share. Based on this change, plus a reinvestment of tax-free dividends totaling $0.42 per share and capital gain distributions of $0.43 per share, the Trust's total NAV return was 0.88 percent. IMT's value on the New York Stock Exchange
(NYSE) decreased from $15.29 to $13.97 per share during this period. Based on this change plus reinvestment of dividends and distributions, IMT's total market return was -3.02 percent. As of April 30, 2002, IMT's share price was at a 6.62 percent discount to its NAV.

Morgan Stanley Insured Municipal Trust
LETTER TO THE SHAREHOLDERS - APRIL 30, 2002 continued

Monthly dividends for the second quarter of 2002, declared in March, were unchanged at $0.07 per share. The Trust's level of undistributed net investment income was $0.119 per share on April 30, 2002, versus $0.108 per share six months earlier. Current earnings continued to benefit from lower short-term borrowing costs of Auction Rate Preferred Shares (ARPS).

Portfolio Structure

The Trust's total net assets of $443 million were diversified among 13 long-term sectors and 59 credits. At the end of April, the portfolio's average maturity was 19 years. Average duration, a measure of sensitivity to interest-rate changes, was 6.8 years. The accompanying charts provide current information on the portfolio's credit enhancements, maturity distribution and largest sector and geographic concentrations. Optional redemption provisions by year of the call and respective cost (book) yields are also charted.

The Impact of Leveraging

As discussed in previous shareholder reports, the total income available for distribution to common shareholders includes incremental income provided by the Trust's outstanding Auction Rate Preferred Shares. ARPS dividends reflect prevailing short-term interest rates on maturities normally ranging from one week to one year. Incremental income to common shareholders depends on two factors. The first factor is the amount of ARPS outstanding, while the second is the spread between the portfolio's cost yield and ARPS expenses (ARPS auction rate and expenses). The greater the spread and amount of ARPS outstanding, the greater the amount of incremental income available for distribution to common shareholders. The level of net investment income available for distribution to common shareholders varies with the level of short-term interest rates. ARPS leverage also increases the price volatility of common shares and has the effect of extending portfolio duration.

During the six-month period, ARPS leverage contributed approximately $0.05 per share to common share earnings. Yields on IMT's two ARPS series maturing in January 2003 and January 2004 were 2.10 and 2.55 percent, respectively. The two series totaled $130 million and represented 29.3 percent of total net assets.

Looking Ahead

The Federal Reserve Board's cautious approach toward tightening has helped stabilize the fixed-income markets. However, we believe that the economic recovery will eventually lead the Fed to raise short-term interest rates. Despite market uncertainty, we believe that the relationship

Morgan Stanley Insured Municipal Trust
LETTER TO THE SHAREHOLDERS - APRIL 30, 2002 continued

between high-grade tax-exempt securities and Treasuries continues to favor municipal bonds as an attractive choice for tax-conscious investors.

The Trust's procedure for reinvesting all dividends and distributions in common shares is through purchases in the open market. This method helps support the market value of the Trust's shares. In addition, we would like to remind you that the Trustees have approved a procedure whereby the Trust may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase. The Trust may also utilize procedures to reduce or eliminate the amount of outstanding ARPS, including their purchase in the open market or in privately negotiated transactions. During the six-month period ended April 30, 2002 the Trust purchased and retired 164,900 shares of common stock at a weighted average market discount of 5.56 percent.

We would like to take this opportunity to notify shareholders that in January 2002, Joseph R. Arcieri and Robert W. Wimmel joined James F. Willison as portfolio managers for the Trust.

We appreciate your ongoing support of Morgan Stanley Insured Municipal Trust and look forward to continuing to serve your investment needs.

Very truly yours,

/s/ CHARLES A. FIUMEFREDDO                /s/ MITCHELL M. MERIN

Charles A. Fiumefreddo                    Mitchell M. Merin
Chairman of the Board                     President

Morgan Stanley Insured Municipal Trust
LETTER TO THE SHAREHOLDERS - APRIL 30, 2002 continued

[LARGEST SECTORS BAR GRAPH]

LARGEST SECTORS AS OF APRIL 30, 2002
(% OF LONG-TERM PORTFOLIO)
Water & Sewer                                                                     21%
IDR/PCR*                                                                          11%
General Obligation                                                                11%
Transportation                                                                    11%
Refunded                                                                          11%
Electric                                                                          10%
Mortgage                                                                           8%
Education                                                                          6%

* INDUSTRIAL DEVELOPMENT/POLLUTION CONTROL REVENUE
PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.

[CREDIT ENHANCEMENTS PIE CHART]

CREDIT ENHANCEMENTS
AS OF APRIL 30, 2002
(% OF LONG-TERM PORTFOLIO)
AMBAC                                                                             23%
FGIC                                                                              19%
FSA                                                                               19%
GNMA                                                                               1%
MBIA                                                                              38%

AS MEASURED BY MOODY'S INVESTORS SERVICE, INC. OR STANDARD & POOR'S CORP. PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.

[DISTRIBUTION BY MATURITY BAR CHART]

                            DISTRIBUTION BY MATURITY
                            (% LONG-TERM PORTFOLIO)

                                                                            WEIGHTED AVERAGE
                                                                           MATURITY: 19 YEARS
1-5 Years                                                                         7.1%
5-10 Years                                                                        7.3%
10-15 Years                                                                      20.9%
15-20 Years                                                                      21.0%
20-30 Years                                                                      38.9%
30 + Years                                                                        4.8%

PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.

Morgan Stanley Insured Municipal Trust
LETTER TO THE SHAREHOLDERS - APRIL 30, 2002 continued

                      CALL AND COST (BOOK) YIELD STRUCTURE
                         (BASED ON LONG-TERM PORTFOLIO)
                                 APRIL 30, 2002

                                                 WEIGHTED AVERAGE
                                             CALL PROTECTION: 7 YEARS
                    PERCENT CALLABLE
                       [BAR CHART]

YEARS BONDS
 CALLABLE
-----------
2002                                                 19%
2003                                                  4%
2004                                                  5%
2005                                                  4%
2006                                                  5%
2007                                                  0%
2008                                                  0%
2009                                                  9%
2010                                                 18%
2011                                                 18%
2012+                                                18%



                                       WEIGHTED AVERAGE
                                       BOOK YIELD: 5.8%

                   COST (BOOK) YIELD*
                       [BAR CHART]

2002                                       6.6%
2003                                       5.9%
2004                                       6.8%
2005                                       5.6%
2006                                       6.3%
2007
2008
2009                                       5.7%
2010                                       5.7%
2011                                       5.5%
2012+                                      5.2%

* COST OR "BOOK" YIELD IS THE ANNUAL INCOME EARNED ON A PORTFOLIO INVESTMENT BASED ON ITS ORIGINAL PURCHASE PRICE BEFORE THE TRUST'S OPERATING EXPENSES. FOR EXAMPLE, THE TRUST IS EARNING A BOOK YIELD OF 6.6% ON 19% OF THE LONG-TERM PORTFOLIO THAT IS CALLABLE IN 2002.

PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.

Morgan Stanley Insured Municipal Trust
LETTER TO THE SHAREHOLDERS - APRIL 30, 2002 continued

                       Geographic Summary of Investments
            Based on Market Value as a Percent of Total Investments

Alaska.................     2.0%
Arizona................     0.5
Colorado...............     1.9
Delaware...............     5.3
Florida................     5.8
Georgia................     2.9
Hawaii.................     4.6
Idaho..................     0.3
Illinois...............     8.6
Indiana................     1.2
Iowa...................     1.5
Kansas.................     4.7
Kentucky...............     3.3%
Louisiana..............     1.0
Massachusetts..........     4.4
Michigan...............     4.9
Minnesota..............     1.1
Missouri...............     2.6
Montana................     0.6
Nebraska...............     1.1
Nevada.................     2.9
New Jersey.............    10.2
New York...............     1.8
North Carolina.........     0.6
Ohio...................     3.4%
Pennsylvania...........     0.9
South Carolina.........     5.4
Tennessee..............     1.2
Texas..................    10.5
Utah...................     0.7
Virginia...............     1.2
Washington.............     3.9
Wyoming................     0.2
Joint exemptions*......    (1.2)
                          -----

Total..................   100.0%
                          =====

---------------------
* Joint exemptions have been included in each geographic location.

Morgan Stanley Insured Municipal Trust
PORTFOLIO OF INVESTMENTS - APRIL 30, 2002 (UNAUDITED)

PRINCIPAL
AMOUNT IN                                                                COUPON           MATURITY
THOUSANDS                                                                 RATE              DATE         VALUE
-------------------------------------------------------------------------------------------------------------------
            Tax-Exempt Municipal Bonds (126.8%)
            General Obligation (14.3%)
$ 10,000    North Slope Borough, Alaska, Ser 2000 B (MBIA)...........     0.00 %          06/03/10   $   6,903,100
            Chicago, Illinois,
   8,000      Refg Ser 1992 (Ambac)..................................     6.25            01/01/11       9,168,320
   2,000      Refg 2001 A (MBIA).....................................     0.00++          01/01/21       1,251,440
   2,000      Refg 2001 A (MBIA).....................................     0.00++          01/01/22       1,249,320
            Illinois,
  10,000      Ser 2001 (MBIA)........................................     5.375           04/01/15      10,740,100
  10,000      Ser 2001 (MBIA)........................................     5.375           04/01/16      10,672,900
   4,000    Clark County, Nevada, Transportation Impr Ltd Tax Ser
              06/01/92 B (Ambac).....................................     6.50            06/01/17       4,719,080
--------                                                                                             -------------
  46,000                                                                                                44,704,260
--------                                                                                             -------------
            Educational Facilities Revenue (7.7%)
            Fulton County Development Authority, Georgia,
     900      Morehouse College Ser 2000 (Ambac).....................     6.25            12/01/21       1,001,601
   1,700      Morehouse College Ser 2000 (Ambac).....................     5.875           12/01/30       1,816,314
  15,000    Massachusetts Health & Educational Facilities Authority,
              Northeastern University Ser E (MBIA)...................     6.55            10/01/22      15,574,200
   2,500    University of North Carolina, Ser 2000 (Ambac)...........     5.25            10/01/20       2,540,750
   3,000    Utah Board of Regents, University of Utah-Huntsman Cancer
              Institute Building Refg Ser 2000 A (MBIA)..............     5.50            04/01/18       3,126,480
--------                                                                                             -------------
  23,100                                                                                                24,059,345
--------                                                                                             -------------
            Electric Revenue (13.1%)
   5,000    Long Island Power Authority, New York, Ser 2000 A
              (FSA)..................................................     0.00            06/01/16       2,531,750
   9,325    South Carolina Public Service Authority Ser 2002 B
              (FSA)..................................................     5.375           01/01/17       9,735,300
  10,000    Lower Colorado River Authority, Texas, Refg Ser 1999 A
              (FSA)..................................................     5.875           05/15/16      10,813,100
   8,000    Texas Municipal Power Agency, Refg Ser 1993 (MBIA).......     5.25            09/01/12       8,249,840
  10,000    Seattle, Washington, Light & Power Refg Rev 2001 (FSA)...     5.125           03/01/26       9,724,400
--------                                                                                             -------------
  42,325                                                                                                41,054,390
--------                                                                                             -------------
            Hospital Revenue (5.3%)
   5,000    Brevard County Health Facilities Authority, Florida,
              Wuesthoff Memorial Hospital Ser 1992 A (MBIA)..........     6.625           04/01/13       5,118,250
   5,000    Missouri Health & Education Authority, SSM Healthcare Ser
              2001 A (Ambac).........................................     5.25            06/01/28       4,984,950
   2,650    Montana Health Facilities Authority, Deaconess Billings
              Clinic Ser 1994 (Ambac)................................     8.879xx         02/25/25       2,642,633
   4,000    Greenville Hospital System Board of Trustees, South
              Carolina, Ser 2001 (Ambac).............................     5.00            05/01/31       3,806,200
--------                                                                                             -------------
  16,650                                                                                                16,552,033
--------                                                                                             -------------

                       See Notes to Financial Statements

Morgan Stanley Insured Municipal Trust
PORTFOLIO OF INVESTMENTS - APRIL 30, 2002 (UNAUDITED) continued

PRINCIPAL
AMOUNT IN                                                                COUPON           MATURITY
THOUSANDS                                                                 RATE              DATE         VALUE
-------------------------------------------------------------------------------------------------------------------
            Industrial Development/Pollution Control Revenue (14.0%)
$  5,000    Lawrenceburg, Indiana, Indiana & Michigan Power Co Refg
              Ser D (Secondary FGIC).................................     7.00 %          04/01/15   $   5,119,600
  20,000    Burlington, Kansas, Kansas Gas & Electric Co Ser 1991
              (MBIA).................................................     7.00            06/01/31      20,635,000
   5,000    Humboldt County, Nevada, Sierra Pacific Power Co Refg Ser
              1987 (Ambac)...........................................     6.55            10/01/13       5,117,150
   5,000    New York State Energy Research & Development Authority,
              Brooklyn Union Gas Co 1996 Ser (MBIA)..................     5.50            01/01/21       5,116,750
   7,500    Brazos River Authority, Texas, Houston Lighting & Power
              Co 1992 A (Ambac)......................................     6.70            03/01/17       7,677,450
--------                                                                                             -------------
  42,500                                                                                                43,665,950
--------                                                                                             -------------
            Mortgage Revenue - Multi-Family (7.7%)
            New Jersey Housing Mortgage Finance Agency,
   8,670      1995 Ser A (Ambac).....................................     6.05            11/01/20       8,987,842
  15,000      Home Buyer Ser 2000 CC (AMT) (MBIA)....................     5.875           10/01/31      15,273,150
--------                                                                                             -------------
  23,670                                                                                                24,260,992
--------                                                                                             -------------
            Mortgage Revenue - Single Family (2.7%)
   1,630    Alaska Housing Finance Corporation, Governmental 1995 Ser
              A (MBIA)...............................................     5.875           12/01/24       1,656,618
   4,550    Nebraska Investment Finance Authority, GNMA-Backed 1990
              Ser A & B (AMT)........................................    11.666xx         09/15/24       4,692,188
   2,000    Virginia Housing Development Authority, 2001 Ser J
              (MBIA).................................................     5.20            07/01/19       2,008,540
--------                                                                                             -------------
   8,180                                                                                                 8,357,346
--------                                                                                             -------------
            Public Facilities Revenue (1.9%)
   3,000    Denver, Colorado, Civic Center Office Building Ser 2000 B
              COPs (Ambac)...........................................     5.50            12/01/21       3,122,280
   2,500    College Park Business & Industrial Development Authority,
              Georgia, Civic Center Ser 2000 (Ambac).................     5.75            09/01/26       2,666,350
--------                                                                                             -------------
   5,500                                                                                                 5,788,630
--------                                                                                             -------------
            Recreational Facilities Revenue (5.3%)
            Iowa,
   3,600      Vision Iowa Ser 2001 (MBIA)............................     5.50            02/15/19       3,853,548
   2,500      Vision Iowa Ser 2001 (MBIA)............................     5.50            02/15/20       2,673,475
  10,000    Hamilton County, Ohio, Sales Tax Ser 2000 (Ambac)........     5.25            12/01/32       9,970,800
--------                                                                                             -------------
  16,100                                                                                                16,497,823
--------                                                                                             -------------
            Transportation Facilities Revenue (14.0%)
   5,000    Denver City & County, Colorado, Airport Refg Ser 2000 A
              (AMT) (Ambac)..........................................     6.00            11/15/18       5,340,450
   5,000    Greater Orlando Aviation Authority, Florida, Ser 1992 A
              (AMT) (FGIC)...........................................     6.50            10/01/12       5,176,100
   5,000    Hillsborough County Port District, Florida, Tampa Port
              Authority Refg Ser 1995 (AMT) (FSA)....................     5.75            06/01/13       5,227,950
   5,000    Hawaii, Airports Refg Ser 2001 (AMT) (FGIC)..............     5.25            07/01/21       4,946,050
   4,000    Regional Transportation Authority, Illinois, Refg Ser
              1999...................................................     5.75            06/01/21       4,371,200

                       See Notes to Financial Statements

Morgan Stanley Insured Municipal Trust
PORTFOLIO OF INVESTMENTS - APRIL 30, 2002 (UNAUDITED) continued

PRINCIPAL
AMOUNT IN                                                                COUPON           MATURITY
THOUSANDS                                                                 RATE              DATE         VALUE
-------------------------------------------------------------------------------------------------------------------
$  5,000    Minneapolis-St Paul Metropolitan Airports Commission,
              Minnesota, Ser 2001 C (FGIC)...........................     5.25 %          01/01/32   $   4,984,700
   7,360    Nevada Department of Business & Industry, Las Vegas
              Monorail, 1st Tier Ser 2000 (Ambac)....................     0.00            01/01/21       2,619,866
   5,000    Cleveland, Ohio, Airport Ser 2000 A (FSA)................     5.00            01/01/31       4,815,450
   4,000    Pennsylvania Turnpike Commission Ser R 2001 (Ambac)......     5.00            12/01/26       3,878,720
   2,500    Port of Seattle, Washington, Ser B (AMT) (MBIA)..........     5.625           02/01/24       2,540,150
--------                                                                                             -------------
  47,860                                                                                                43,900,636
--------                                                                                             -------------
            Water & Sewer Revenue (26.5%)
            Phoenix Civic Improvement Corporation, Arizona
   1,000      Water Ser 2001 (FGIC)..................................     5.50            07/01/23       1,062,070
   1,000      Water Ser 2001 (FGIC)..................................     5.50            07/01/24       1,059,540
  10,000    Tampa Bay Water, Florida, Utility Ser 2001 B (FGIC)......     5.00            10/01/31       9,656,100
   3,370    Atlanta, Georgia, Water & Wastewater Ser 1999 A (FGIC)...     5.00            11/01/29       3,257,611
            Honolulu City and County, Hawaii,
   5,000      Wastewater Jr Ser 1998 (FGIC)..........................     4.50            07/01/28       4,379,950
   5,000      Wastewater Sr Ser 2001 (Ambac).........................     5.125           07/01/31       4,870,450
  10,000    Louisville & Jefferson County Metropolitan Sewer
              District, Kentucky, Ser 1999 A (FGIC)..................     5.75            05/15/33      10,483,699
   3,800    Louisville Board of Water Works, Kentucky, Water Ser
              2000...................................................     5.50            11/15/25       3,904,082
   3,375    Massachusetts Water Resources Authority, 2000 Ser A
              (FGIC).................................................     6.00            08/01/15       3,753,743
            Detroit, Michigan,
   1,700      Water Supply Refg Ser 1992 (FGIC)......................    10.996xx         07/01/22       1,786,938
   5,000      Water Supply Ser 1999 A................................     5.125           07/01/31       4,848,750
   5,000    Grand Strand Water & Sewer Authority, South Carolina,
              Refg Ser 2001 (MBIA)...................................     5.00            06/01/31       4,792,850
   5,000    North Charleston Sewer District, South Carolina, Refg Ser
              1992 A (MBIA)..........................................     6.00            07/01/18       5,037,250
  10,000    Austin, Texas, Water & Wastewater Refg Ser 2001 A
              (FSA)..................................................     5.125           05/15/27       9,730,300
            San Antonio, Texas,
   2,000      Water & Refg Ser 2002 (FSA)............................     5.50            05/15/18       2,091,000
   2,500      Water & Refg Ser 2002 (FSA)............................     5.50            05/15/20       2,585,700
            Wichita Falls, Texas,
   2,000      Water & Sewer Ser 2001 (Ambac).........................     5.375           08/01/20       2,038,520
   3,000      Water & Sewer 2001 (Ambac).............................     5.375           08/01/24       3,022,560
   5,000    King County, Washington, Sewer Refg 2001 (FGIC)..........     5.00            01/01/31       4,709,650
--------                                                                                             -------------
  83,745                                                                                                83,070,763
--------                                                                                             -------------
            Other Revenue (1.0%)
   3,000    Alexandria Industrial Development Authority, Virginia,
--------      Institute for Defense Analysis Ser 2000 A (Ambac)......     5.90            10/01/30       3,216,180
                                                                                                     -------------
            Refunded (13.3%)
  15,000    Delaware Health Facilities Authority, Medical Center of
              Delaware Ser 1992 (MBIA) (ETM).........................     6.25            10/01/06      16,903,950
   3,630    Atlanta, Georgia, Water & Wastewater Ser 1999 A..........     5.00            11/01/09+      3,918,875
   5,000    Hawaii, 1999 Ser CT (FSA)................................     5.875           09/01/09+      5,682,700

                       See Notes to Financial Statements

Morgan Stanley Insured Municipal Trust
PORTFOLIO OF INVESTMENTS - APRIL 30, 2002 (UNAUDITED) continued

PRINCIPAL
AMOUNT IN                                                                COUPON           MATURITY
THOUSANDS                                                                 RATE              DATE         VALUE
-------------------------------------------------------------------------------------------------------------------
$  3,650    Louisiana Public Facilities Authority, Our Lady of the
              Lake Regional Medical Center Ser 1993 D & E (FSA)......     9.007%xx        07/06/04+  $   4,246,300
   5,000    Detroit, Michigan, Water Supply Ser 1999 A (FGIC)........     5.75            01/01/10+      5,602,550
   5,000    Shelby County Health, Educational & Housing Facility
              Board, Tennessee, LeBonheur Children's Medical Center
              Inc Ser D (MBIA) (ETM).................................     5.50            08/15/19       5,373,550
--------                                                                                             -------------
  37,280                                                                                                41,727,925
--------                                                                                             -------------
 395,910    Total Tax-Exempt Municipal Bonds (Cost $380,425,135)..................................     396,856,273
--------                                                                                             -------------
            Short-Term Tax-Exempt Municipal Obligations (12.6%)
   6,000    Delaware Economic Development Authority, Delmarva Power &
              Light Co Ser 1992 A (AMT) (Ambac)......................     6.85            05/01/22#      6,139,380
   4,000    Detroit, Michigan, Water Supply Refg Ser 1992 (FGIC).....    10.996xx         07/01/02+      4,226,200
   1,500    Idaho Health Facilities Authority, St Luke's Regional
              Medical Center Ser 2000 (FSA) (Demand 05/01/02)........     1.65*           07/01/30       1,500,000
   6,300    Missouri Health & Educational Facilities Authority, Cox
              Health Ser 1997 (MBIA) (Demand 05/01/02)...............     1.70*           06/01/15       6,300,000
  20,000    Hudson County, New Jersey, Correctional Refg Ser 1992
              COPs (MBIA)............................................     6.60            12/01/21#     20,385,800
   1,000    Kemmerer, Wyoming, Exxon Ser 1984 (Demand 05/01/02)......     1.57*           11/01/14       1,000,000
--------                                                                                             -------------
  38,800    Total Short-Term Tax-Exempt Municipal Obligations (Cost $38,693,445)..................      39,551,380
--------                                                                                             -------------

$434,710    Total Investments (Cost $419,118,580) (a)...................   139.4%      436,407,653
========
            Other Assets in Excess of Liabilities.......................     2.1         6,587,569

            Preferred Shares of Beneficial Interest.....................   (41.5)     (130,000,000)
                                                                           -----     -------------
            Net Assets Applicable to Common Shareholders................   100.0%    $ 312,995,222
                                                                           =====     =============

                       See Notes to Financial Statements

Morgan Stanley Insured Municipal Trust
PORTFOLIO OF INVESTMENTS - APRIL 30, 2002 (UNAUDITED) continued

---------------------

Note: The categories of investments are shown as a percentage of net assets applicable to common shareholders.
   AMT      Alternative Minimum Tax.
   COPs     Certificates of Participation.
   ETM      Escrowed to Maturity
    +       Prerefunded to call date shown.
    xx      Current coupon rate for residual interest bond. This rate
            resets periodically as the auction rate on the related
            security fluctuates.
    ++      Currently a zero coupon security; will convert to 5.56% and
            5.58%, respectively on January 1, 2011.
    *       Current coupon of variable rate demand obligation.
    #       Entire maturity to be called on June 1, 2002.
   (a)      The aggregate cost for federal income tax purposes
            approximates the aggregate cost for book purposes. The
            aggregate gross unrealized appreciation is $18,094,925 and the aggregate gross unrealized depreciation is $805,852,
            resulting in net unrealized appreciation of $17,289,073.
                            Bond Insurance:
------------------------------------------------------------------------
  Ambac     Ambac Assurance Corporation.
   FGIC     Financial Guaranty Insurance Company.
   FSA      Financial Security Assurance Inc.
   MBIA     Municipal Bond Investors Assurance Corporation.

                       Geographic Summary of Investments
     Based on Market Value as a Percent of Net Assets Applicable to Common
                                  Shareholders

Alaska.................     2.7%
Arizona................     0.7
Colorado...............     2.7
Delaware...............     7.4
Florida................     8.0
Georgia................     4.0
Hawaii.................     6.4
Idaho..................     0.5
Illinois...............    12.0
Indiana................     1.6
Iowa...................     2.1
Kansas.................     6.6
Kentucky...............     4.6%
Louisiana..............     1.4
Massachusetts..........     6.2
Michigan...............     6.9
Minnesota..............     1.6
Missouri...............     3.6
Montana................     0.8
Nebraska...............     1.5
Nevada.................     4.0
New Jersey.............    14.3
New York...............     2.4
North Carolina.........     0.8
Ohio...................     4.7%
Pennsylvania...........     1.2
South Carolina.........     7.5
Tennessee..............     1.7
Texas..................    14.7
Utah...................     1.0
Virginia...............     1.7
Washington.............     5.4
Wyoming................     0.3
Joint exemptions*......    (1.6)
                          -----

Total..................   139.4
                          =====

---------------------
* Joint exemptions have been included in each geographic location.

                       See Notes to Financial Statements

Morgan Stanley Insured Municipal Trust
FINANCIAL STATEMENTS

Statement of Assets and Liabilities
April 30, 2002 (unaudited)

Assets:
Investments in securities, at value
  (cost $419,118,580).......................................  $436,407,653
Cash........................................................        23,789
Interest receivable.........................................     6,565,358
Prepaid expenses............................................       621,968
                                                              ------------
    Total Assets............................................   443,618,768
                                                              ------------
Liabilities:
Payable for:
    Dividends to preferred shareholders.....................       240,340
    Investment management fee...............................       164,904
    Shares of beneficial interest repurchased...............        92,110
Accrued expenses............................................       126,192
                                                              ------------
    Total Liabilities.......................................       623,546
                                                              ------------
Preferred shares of beneficial interest (1,000,000 shares
  authorized of non-participating $.01 par value, 2,600
  shares outstanding).......................................   130,000,000
                                                              ------------
    Net Assets Applicable to Common Shareholders............  $312,995,222
                                                              ============
Composition of Net Assets Applicable to Common Shareholders:
Common shares of beneficial interest (unlimited shares
  authorized of $.01 par value, 20,916,980 shares
  outstanding)..............................................  $290,983,318
Net unrealized appreciation.................................    17,289,073
Accumulated undistributed net investment income.............     2,561,025
Accumulated undistributed net realized gain.................     2,161,806
                                                              ------------
    Net Assets Applicable to Common Shareholders............  $312,995,222
                                                              ============
Net Asset Value Per Common Share
  ($312,995,222 divided by 20,916,980 common shares
  outstanding)..............................................        $14.96
                                                              ============

                       See Notes to Financial Statements

Morgan Stanley Insured Municipal Trust
FINANCIAL STATEMENTS continued

Statement of Operations
For the six months ended April 30, 2002 (unaudited)

Net Investment Income:

Interest Income.............................................  $12,452,644
                                                              -----------
Expenses
Investment management fee...................................      775,879
Auction commission fees.....................................      247,005
Transfer agent fees and expenses............................       58,658
Professional fees...........................................       34,571
Registration fees...........................................       13,521
Shareholder reports and notices.............................       10,796
Trustees' fees and expenses.................................       10,330
Custodian fees..............................................        9,631
Auction agent fees..........................................        6,088
Other.......................................................       14,154
                                                              -----------
    Total Expenses..........................................    1,180,633
Less: expense offset........................................       (9,602)
                                                              -----------
    Net Expenses............................................    1,171,031
                                                              -----------
    Net Investment Income...................................   11,281,613
                                                              -----------
Net Realized and Unrealized Gain (Loss):
Net realized gain...........................................    2,161,829
Net change in unrealized appreciation.......................   (9,837,892)
                                                              -----------
    Net Loss................................................   (7,676,063)
                                                              -----------
Dividends to preferred shareholders from net investment
  income....................................................   (2,214,882)
                                                              -----------
Net Increase................................................  $ 1,390,668
                                                              ===========

                       See Notes to Financial Statements

Morgan Stanley Insured Municipal Trust
FINANCIAL STATEMENTS continued

Statement of Changes in Net Assets
                                                              FOR THE SIX     FOR THE YEAR
                                                              MONTHS ENDED       ENDED
                                                               APRIL 30,     OCTOBER 31, 2001
                                                                  2002
                                                              ------------     ------------
                                                              (unaudited)
Increase (Decrease) in Net Assets:

Operations:
Net investment income.......................................  $11,281,613      $ 24,121,175
Net realized gain...........................................    2,161,829         9,077,149
Net change in unrealized appreciation.......................   (9,837,892)        7,306,702
Dividends to preferred shareholders from net investment
  income....................................................   (2,214,882)       (4,654,604)
                                                              ------------     ------------
    Net Increase............................................    1,390,668        35,850,422
                                                              ------------     ------------
Dividends and Distributions to Common Shareholders From:
Net investment income.......................................   (8,826,719)      (19,613,078)
Net realized gain...........................................   (9,077,168)       (2,643,555)
                                                              ------------     ------------
    Total...................................................  (17,903,887)      (22,256,633)
                                                              ------------     ------------

Decrease from transactions in shares of beneficial
  interest..................................................   (2,325,797)         (835,715)
                                                              ------------     ------------

    Net Increase (Decrease).................................  (18,839,016)       12,758,074
Net Assets Applicable to Common Shareholders:
Beginning of period.........................................  331,834,238       319,076,164
                                                              ------------     ------------
End of Period
(Including accumulated undistributed net investment income
of $2,561,025 and $2,252,642, respectively).................  $312,995,222     $331,834,238
                                                              ============     ============

                       See Notes to Financial Statements

Morgan Stanley Insured Municipal Trust
NOTES TO FINANCIAL STATEMENTS - APRIL 30, 2002 (UNAUDITED)

1. Organization and Accounting Policies

Morgan Stanley Insured Municipal Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Trust's investment objective is to provide current income which is exempt from federal income tax. The Trust was organized as a Massachusetts business trust on October 3, 1991 and commenced operations on February 28, 1992.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies.

A. Valuation of Investments -- Portfolio securities are valued by an outside independent pricing service approved by the Trustees. The pricing service has informed the Trust that in valuing the portfolio securities, it uses both a computerized matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. Short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. Accounting For Investments -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. The Trust amortizes premiums and accretes discounts over the life of the respective securities. Interest income is accrued daily.

C. Federal Income Tax Status -- It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

Morgan Stanley Insured Municipal Trust
NOTES TO FINANCIAL STATEMENTS - APRIL 30, 2002 (UNAUDITED) continued

D. Dividends and Distributions to Shareholders -- The Trust records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

2. Investment Management Agreement

Pursuant to an Investment Management Agreement with Morgan Stanley Investment Advisors, Inc. ("the Investment Manager"), the Trust pays a management fee, calculated weekly and payable monthly, by applying the annual rate of 0.35% to the Trust's total weekly net assets.

3. Security Transactions and Transactions With Affiliates

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the six months ended April 30, 2002 aggregated $21,339,755 and $39,761,360, respectively.

Morgan Stanley Trust, an affiliate of the Investment Manager, is the Trust's transfer agent. At April 30, 2002, the Trust had transfer agent fees and expenses payable of approximately $21,000.

The Trust has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Trust who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the six months ended April 30, 2002 included in Trustees' fees and expenses in the Statement of Operations amounted to $4,176. At April 30, 2002, the Trust had an accrued pension liability of $50,075, which is included in accrued expenses in the Statement of Assets and Liabilities.

Morgan Stanley Insured Municipal Trust
NOTES TO FINANCIAL STATEMENTS - APRIL 30, 2002 (UNAUDITED) continued

4. Preferred Shares of Beneficial Interest

The Trust is authorized to issue up to 1,000,000 non-participating preferred shares of beneficial interest having a par value of $.01 per share, in one or more series, with rights as determined by the Trustees, without approval of the common shareholders. The Trust has issued Series TU and TH Auction Rate Preferred Shares ("Preferred Shares") which have a liquidation value of $50,000 per share plus the redemption premium, if any, plus accumulated but unpaid dividends, whether or not declared, thereon to the date of distribution. The Trust may redeem such shares, in whole or in part, at the original purchase price of $50,000 per share plus accumulated but unpaid dividends, whether or not declared, thereon to the date of redemption.

Dividends, which are cumulative, are reset through auction procedures.

                    AMOUNT IN             RESET         RANGE OF
  SERIES  SHARES*   THOUSANDS*   RATE*     DATE     DIVIDEND RATES**
  ------  -------   ----------   -----   --------   ----------------
    TU       800     $40,000     2.55%   01/06/04     2.55 - 3.47%
    TH     1,800      90,000     2.10%   01/02/03     2.10 - 2.55%

---------------------
    *  As of April 30, 2002.
   ** For the six months ended April 30, 2002.

Subsequent to April 30, 2002 and up through June 7, the Trust paid dividends to Series TU and TH at rates ranging from 2.1% to 2.55% in the aggregate amount of $255,874.

The Trust is subject to certain restrictions relating to the preferred shares. Failure to comply with these restrictions could preclude the Trust from declaring any distributions to common shareholders or purchasing common shares and/or could trigger the mandatory redemption of preferred shares at liquidation value.

The preferred shares, which are entitled to one vote per share, generally vote with the common shares but vote separately as a class to elect two Trustees and on any matters affecting the rights of the preferred shares.

Morgan Stanley Insured Municipal Trust
NOTES TO FINANCIAL STATEMENTS - APRIL 30, 2002 (UNAUDITED) continued

5. Common Shares of Beneficial Interest

Transactions in common shares of beneficial interest were as follows:

                                                                                        CAPITAL
                                                                                        PAID IN
                                                                             PAR       EXCESS OF
                                                                SHARES      VALUE      PAR VALUE
                                                              ----------   --------   ------------
Balance, October 31, 2000...................................  21,140,880   $211,409   $293,930,188
Treasury shares purchased and retired (weighted average
  discount 6.13%)*..........................................     (59,000)      (590)      (835,125)
Reclassification due to permanent book/tax differences......          --         --          3,233
                                                              ----------   --------   ------------
Balance, October 31, 2001...................................  21,081,880    210,819    293,098,296
Treasury shares purchased and retired (weighted average
  discount 5.56%)*..........................................    (164,900)    (1,649)    (2,324,148)
                                                              ----------   --------   ------------
Balance, April 30, 2002.....................................  20,916,980   $209,170   $290,774,148
                                                              ==========   ========   ============

---------------------
   * The Trustees have voted to retire the shares purchased.

6. Dividends to Common Shareholders

On March 26, 2002, the Trust declared the following dividends from net investment income:

 AMOUNT        RECORD        PAYABLE
PER SHARE       DATE          DATE
---------   ------------  -------------
  $0.07     May 3, 2002    May 17,2002
   0.07     June 7, 2002  June 21, 2002

7. Expense Offset

The expense offset represents a reduction of the custodian fees for earnings on cash balances maintained by the Trust.

8. Risks Relating to Certain Financial Instruments

The Trust may invest a portion of its assets in residual interest bonds, which are inverse floating rate municipal obligations. The prices of these securities are subject to greater market fluctuations during periods of changing prevailing interest rates than are comparable fixed rate obligations.

At April 30, 2002, the Trust held positions in residual interest bonds having a total value of $17,594,259, which represents 5.6% of the Trust's net assets applicable to common shareholders.

9. Change in Accounting Policy

Effective November 1, 2001, the Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, related to premiums and discounts on

Morgan Stanley Insured Municipal Trust
NOTES TO FINANCIAL STATEMENTS - APRIL 30, 2002 (UNAUDITED) continued

debt securities. The cumulative effect of this accounting change had no impact on the net assets of the Trust, but resulted in a $68,370, increase in the cost of securities and a corresponding increase to undistributed net investment income based on securities held as of October 31, 2001.

The effect of this change for the six months ended April 30, 2002 was to decrease net investment income by $3,893; increase unrealized appreciation by $21,008; and decrease net realized gain by $17,115. The statement of changes in net assets and the financial highlights for prior periods have not been restated to reflect this change.

10. Change in Financial Statement Classification for Preferred Shares

In accordance with the provisions of EITF D-98, "Classification and Measurement of Redeemable Securities", effective for the current reporting period, the Trust has reclassified its Preferred Shares out of the composition of net assets section on the Statement of Assets and Liabilities. In addition, dividends to preferred shareholders are now classified as a component of operations on the Statement of Operations, the Statement of Changes in Net Assets and the Financial Highlights. Additionally, the categories of investments on the Portfolio of Investments are shown as a percentage of net assets applicable to common shareholders. Prior year amounts have been classified to conform to this period's presentation. This change has no impact on the net assets applicable to common shareholders of the Trust.

Morgan Stanley Insured Municipal Trust

FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a common share of beneficial interest outstanding throughout each period:

                                            FOR THE SIX                       FOR THE YEAR ENDED OCTOBER 31
                                            MONTHS ENDED       ------------------------------------------------------------
                                           APRIL 30, 2002        2001         2000         1999         1998         1997
                                           --------------      --------     --------     --------     --------     --------
                                            (unaudited)
Selected Per Share Data:
Net asset value, beginning of period....        $15.74           $15.09      $ 14.91      $ 16.13      $ 15.96       $15.80
                                                ------           ------      -------      -------      -------       ------
Income (loss) from investment
 operations:
    Net investment income*..............          0.54             1.14         1.15         1.15         1.18         1.18
    Net realized and unrealized gain
     (loss).............................         (0.37)            0.79         0.14        (1.18)        0.15         0.23
    Common share equivalent of dividends
     paid to preferred shareholders.....         (0.11)           (0.22)       (0.24)       (0.20)       (0.21)       (0.21)
                                                ------           ------      -------      -------      -------       ------
Total income (loss) from investment
 operations.............................          0.06             1.71         1.05        (0.23)        1.12         1.20
                                                ------           ------      -------      -------      -------       ------
Less dividends and distributions from:
    Net investment income...............         (0.42)           (0.93)       (0.93)       (0.90)       (0.95)       (0.99)
    Net realized gain...................         (0.43)           (0.13)          --        (0.10)          --        (0.05)
                                                ------           ------      -------      -------      -------       ------
Total dividends and distributions.......         (0.85)           (1.06)       (0.93)       (1.00)       (0.95)       (1.04)
                                                ------           ------      -------      -------      -------       ------
Anti-dilutive effect of acquiring
 treasury shares*.......................          0.01             0.00         0.06         0.01           --           --
                                                ------           ------      -------      -------      -------       ------
Net asset value, end of period..........        $14.96           $15.74      $ 15.09      $ 14.91      $ 16.13       $15.96
                                                ======           ======      =======      =======      =======       ======
Market value, end of period.............        $13.97           $15.29      $14.188      $13.688      $15.625       $15.25
                                                ======           ======      =======      =======      =======       ======
Total Return+...........................         (3.02)%(1)       15.48%       10.87%       (6.36)%       8.79%        8.80%
Ratios to Average Net Assets of Common
Shareholders:
Expenses (before expense offset)........          0.75 %(2)(3)     0.71%(3)     0.71%(3)     0.69%(3)     0.68%        0.69%(3)
Net investment income before preferred
 stock dividends........................          7.19 %(2)        7.42%        7.74%        7.32%        7.33%        7.50%
Preferred stock dividends...............          1.41 %(2)        1.43%        1.63%        1.26%        1.29%        1.35%
Net investment income available to
 common shareholders....................          5.78 %(2)        5.99%        6.11%        6.06%        6.04%        6.15%
Supplemental Data:
Net assets applicable to common
 shareholders, end of period, in
 thousands..............................      $312,995         $461,834     $449,076     $460,764     $491,630     $487,886
Asset coverage on preferred shares at
 end of period..........................           340 %            354%         345%         354%         378%         375%
Portfolio turnover rate.................             5 %(1)          29%          26%          16%           6%          --

---------------------

     * The per share amounts were computed using an average number of common shares outstanding during the period.
     + Total return is based upon the current market value on the last day of each period reported. Dividends and distributions are assumed to be reinvested at the prices obtained under the Trust's dividend reinvestment plan. Total return does not reflect brokerage commissions.
    (1)  Not annualized.
    (2)  Annualized.
    (3)  Does not reflect the effect of expense offset of 0.01%.

                       See Notes to Financial Statements

                      (This Page Intentionally Left Blank)

                      (This Page Intentionally Left Blank)

TRUSTEES

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Mitchell M. Merin
President

Barry Fink
Vice President, Secretary and General Counsel

James F. Willison
Vice President

Joseph R. Arcieri
Vice President

Robert Wimmel
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT

Morgan Stanley Trust
Harborside Financial Center -- Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT AUDITORS

Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

INVESTMENT MANAGER

Morgan Stanley Investment Advisors Inc.
1221 Avenue of the Americas
New York, New York 10020

The financial statements included herein have been taken from the records of the Trust without examination by the independent auditors and accordingly they do not express an opinion thereon.

37974

MORGAN STANLEY
INSURED MUNICIPAL TRUST

Semiannual Report
April 30, 2002